UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 8, 2016 (June 8, 2016)
MEDIA GENERAL, INC.
(Exact name of registrant as specified in its charter)

Commonwealth of Virginia	1-6383	54-0850433
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 E. Franklin St., Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(804) 887-5000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 8, 2016, Media General, Inc. (“Media General”) convened the special meeting of the holders of its Voting Common Stock (the “Special Meeting”), which was called to seek stockholder approval of the proposals described in detail in the joint proxy statement/prospectus filed by Nexstar Broadcasting Group, Inc. (“Nexstar”) with the Securities and Exchange Commission (the “SEC”) on March 22, 2016 and the amendments thereto filed by Nexstar with the SEC on April 27, 2016 and May 5, 2016. The record date for stockholders entitled to notice of, and to vote at, the Special Meeting was May 5, 2016.

As of such record date, there were 129,303,063 shares of Media General’s Voting Common Stock issued and outstanding and entitled to be voted at the Special Meeting. 118,185,378 shares of Media General’s Voting Common Stock were represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the Special Meeting.

At the Special Meeting, the holders of Media General’s Voting Common Stock voted to approve the Agreement and Plan of Merger, dated as of January 27, 2016, by and among Nexstar, Neptune Merger Sub, Inc. and Media General (the “Merger Agreement”), and the related plan of merger, respectively in connection with the combination of Media General and Nexstar. The holders of Media General’s Voting Common Stock also voted to approve, on a non-binding and advisory basis, the compensation that may be paid or become payable to Media General’s named executive officers in connection with the transaction contemplated by the Merger Agreement (the “Compensation”). The results for each matter voted on were as follows:

(1)	Proposal to approve Merger Agreement and the related plan of merger.

For	Against	Abstain	Broker Non-Votes
117,630,803	497,717	56,858	-

(2)     Proposal to approve, on a non-binding and advisory basis, the Compensation.

For	Against	Abstain	Broker Non-Votes
67,271,338	50,829,245	84,795	-

In connection with the Special Meeting, Media General also solicited proxies with respect to a proposal to approve one or more adjournments of the Special Meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the proposal to approve the Merger Agreement. Because the stockholders approved the Merger Agreement, as noted above, the proposal was not brought forward for a vote at the Special Meeting.

Item 8.01. Other Events

On June 8, 2016, Media General and Nexstar issued a joint press release announcing the results of the Special Meeting and the results of Nexstar’s annual meeting of shareholders held on the same date. A copy of this press release is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits

Exhibit Number	Description

99.1	Joint Press Release of Media General, Inc. and Nexstar Broadcasting Group, Inc., dated June 8, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIA GENERAL, INC.
(Registrant)

Date: June 8, 2016
/s/ Vincent L. Sadusky
Name: Vincent L. Sadusky
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release of Media General, Inc. and Nexstar Broadcasting Group, Inc., dated June 8, 2016.